[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) MID CAP
               GROWTH FUND
               ANNUAL REPORT o AUGUST 31, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 28
Independent Auditors' Report .............................................. 35
Trustees and Officers ..................................................... 37

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

     o    information we receive from you on applications or other forms

     o information about your transactions with us, our affiliates, or others, and

     o    information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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   NOT FDIC INSURED            MAY LOSE VALUE             NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
The unprecedented events of September 11 have shaken us all. Yet, as a nation, we have always come together in the face of adversity, and we see this happening everywhere around us again today. Our thoughts and prayers go out to the thousands of people affected by this tragedy. No words can lessen the country's pain and suffering, and words alone cannot provide solace during this time of national mourning. An event of this magnitude cannot help but provide us perspective, and through that perspective, resolve.

While it is too soon to draw conclusions given the uncertainty surrounding the financial markets, we believe it is important for you to know MFS' thoughts and details on how we are responding to this tragedy.

The effects on the financial markets:

o Our financial markets are built on a foundation of confidence. While there are ample reasons for concern today, confidence in the long-term health of the U.S. economy remains warranted. We believe investors who keep a long-term perspective will find their patience justified. The fabric of the U.S. economy is thousands of businesses, and they are still creating, innovating, producing, and persevering through this tragedy. Of course, there may be disruptions in the short term, but we have complete faith in the strength of the U.S. economy over the long haul.

o The U.S. economy historically has proven resilient through a variety of challenges. We are confident it will do so again. While no recent event compares with this national tragedy, the United States has faced major crises before, including wars, oil embargoes, recessions, and a savings and loan crisis. Through it all, the U.S. economy remained the most powerful in the world.

o On September 17, the U.S. Federal Reserve Board (the Fed) cut interest rates for the eighth time this year in an effort to bolster the economy. The Fed also responded quickly and aggressively, in tandem with central banks around the world, to keep the world's monetary system liquid. That will help maintain the stability of our banking system. The public has also remained calm, and there has been no rush to withdraw money on deposit in our financial institutions. While there have been some short-term technological challenges for some financial services companies, the bond markets' reopening on Thursday, September 13, demonstrated the resiliency of our financial markets.

o In light of the Federal Reserve Board's actions, we believe short-term interest rates will remain low and stay significantly below the yields paid by long-term fixed-income securities. There has been a flight to quality, a phenomenon that has occurred many times in the past during periods of uncertainty. Investors naturally shift their money into safer, more highly rated bonds. Concerns about the creditworthiness of some issuers will put pressure on certain sectors of the corporate and high-yield bond markets. But at MFS(R) we believe many companies still have strong balance sheets and solid cash flows. As a result, we think there will be opportunities in the bond markets for selective investors.

o It is too early to determine this tragedy's impact on the nation's gross domestic product (GDP) growth. Economic growth had already slowed significantly during the past 18 months. Corporate earnings, in general, have been weak, and the U.S. equity markets have experienced a prolonged period of poor performance in virtually every sector. Without doubt, before this crisis stock prices had been approaching more reasonable levels. But there still does not appear to be any catalyst on the horizon that could help stock prices rebound quickly. Still, we remain positive because history has demonstrated that no crisis, not even the most severe, has ever stopped the engine that drives the long-term growth of the United States economy.

How MFS is responding:

o Our job as an investment management firm is to keep an eye on the long term and not to overreact to short-term events, even when they are devastating and tragic. In all environments, we continue to apply MFS Original Research(R), our fundamental, bottom- up method of analyzing securities. That is what we have continued to do in the aftermath of this horrific event. Portfolio managers and research analysts from our equity and fixed-income departments are meeting to share information, to discuss the impact of these events on companies and industries, and to determine prudent strategies for responding to the uncertainty in the markets. By thoroughly comprehending the effects of the crisis on individual companies, we believe we can better understand the impact it will have on the economy as a whole.

o While many media outlets have suggested that certain industries, such as airlines and insurance, will be adversely affected, we believe it is better to exercise caution and not rush to quick assessments. As always, situations can be more complex than they initially appear. Speculators will use today's uncertainty to make "bets" on the short-term outcomes of this crisis. At MFS, we believe it is more prudent to proceed with a disciplined approach that focuses on the long term. That is the strategy we continue to maintain for all of our portfolios.

o MFS offers a full complement of domestic and international investment portfolios that pursue a variety of objectives and apply a range of investment styles. During this period of uncertainty, certain portfolios may respond more positively, while others may experience underperformance. But all of our portfolios will remain focused on their stated objectives. We know that our investors have put their money in certain portfolios because they believe in a particular long-term strategy or investment style, and we intend to keep our portfolios true to their stated investment philosophies and disciplines.

At times like these, your investment professional can provide the best analysis on how these events may affect your financial circumstances. At MFS, we remain confident that investors are generally best served, as past crises have demonstrated, when they keep focused on the long term and stay diversified across a variety of investments. We are fully committed to helping you achieve that objective. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 18, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended August 31, 2001, Class A shares of the fund provided a total return of -35.42%, Class B shares -35.85%, Class C shares -35.87%, and Class I shares -35.23%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -45.04% return over the same period for the fund's benchmark, the Russell Midcap Growth Index (the Russell Index). The Russell Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. During the same period, the average mid-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -39.55%.

Q.  WHY WAS PERFORMANCE NEGATIVE?

A. The sharp slowdown in the U.S. economy that began in the spring of 2000 continued throughout the period, with a majority of companies reporting reduced earnings compared to the same period a year earlier. Amid this challenging environment, we believe two main factors caused the portfolio to deliver negative performance. First, some of our technology positions declined late in the period because earnings disappointments at a number of companies that we did not own proved contagious throughout the sector. And second, the energy stocks in the fund were hurt by a commodity downturn over this past summer. We believe, however, that these downturns in some of our energy and technology positions will be temporary, and technology and energy stocks remained the two largest concentrations in the fund.

Q. TECHNOLOGY HAS BEEN PERHAPS THE WORST-PERFORMING SECTOR OF THE MARKET FOR OVER A YEAR. WHY DO YOU VIEW IT AS AN AREA OF OPPORTUNITY?

A. In March of this year and again toward the end of the period, we experienced market momentum that, in our view, drove down technology broadly as a category -- without regard to which companies were missing earnings expectations and which were meeting or beating expectations. We think this created tremendous opportunity to buy some very good companies at attractive valuations, because our experience has been that, over the long term, stock prices follow earnings, not momentum. And in a period marked by many well-publicized earnings disappointments, a number of our largest holdings met or exceeded expectations.

    For example, VeriSign, our largest holding, is a dominant player in both security and domain names for the Internet. We increased our position as the stock tumbled along with the overall market slide. In the second quarter of 2001, our decision was vindicated as VeriSign beat earnings expectations.

    CSG Systems was another large holding that exceeded earnings expectations but was nonetheless beaten down by the market. CSG is an outsourcing company that generates bills for cable television subscribers. Our research indicates that CSG already bills nearly half of all U.S. cable TV subscribers and that over the next year its customer base may continue to grow at a fast pace. Other technology firms that fell to attractive valuations that led us to increase or initiate positions included Adobe Systems and Advanced Fibre Communications.

    That said, we also had some technology holdings that developed fundamental problems. A majority of these were stocks related to content delivery over the Internet. Although we have largely avoided companies based on Web sites, we have invested in a few firms that we feel have solid business models. These include Internap Network Services, whose products help Web sites deliver content more effectively, and CNET Networks, which we think has perhaps the top technology site on the Web. Unfortunately for these companies, advertising on the Internet has virtually fallen off a cliff as the Internet economy has slowed, and their stocks have suffered.

Q.  WHY ARE ENERGY STOCKS THE SECOND-LARGEST SECTOR WEIGHTING IN THE FUND?

A. There are two pieces to our energy position: natural gas exploration and production in the United States and deep water oil and gas drilling worldwide. In the U.S. natural gas area, the prevailing wisdom seems to be that the supply/demand imbalance that drove these stocks for the past 18 months or so is over. Gas stocks performed poorly late in the period because the market anticipated that gas prices were headed downward and might remain low.

    We believe, however, that low prices and decreased demand will prove to be short-lived phenomena. According to our research, the supply of natural gas in the United States has not increased at all, so the supply constraint that drove prices up in 1999 and 2000 is still in place. In our view, the slowdown in demand was largely a short-term event caused by utilities and manufacturers switching to alternate fuels when gas prices spiked in the winter of 2000-2001. We believe demand will pick up as utilities and factories switch back to natural gas because prices have returned to a more normal level. We think one of the strongest pieces of evidence in support of our view is that prices for natural gas futures -- prices for delivery one, two, or more years out -- have been significantly higher than prices for current delivery. So the industry itself seems to believe that prices will rise to a level that will allow it to do well but will still allow gas to be competitively priced against oil. We think this bodes well for our positions in energy firms such as EOG Resources, Newfield Exploration, and Devon Energy.

    In the oil services business, we think we're seeing a similar phenomenon -- a rise in oil inventories has led investors to think that oil exploration and production firms may become poor investments as drilling activity declines. But according to our research, most oil companies will do well when oil is anywhere above $18 per barrel, and OPEC prices were in the $22 to $25 per barrel range at the end of the period. Because the commodity price has been in a profitable range for oil companies and there is not a lot of excess production capacity in the world (unless we experience a significant recession worldwide), we believe drilling activity will remain strong. For that reason, we feel our holdings in deep water drilling firms such as Noble Drilling and Transocean Sedco Forex could perform well.

Q. ALTHOUGH THE FUND'S PROSPECTUS ALLOWS IT TO TAKE SHORT POSITIONS IN STOCKS, YOU HAD NEVER DONE SO UNTIL THE FIRST QUARTER OF 2001. WHAT PROMPTED YOU TO UTILIZE SHORT POSITIONS THIS YEAR?

A. We should first explain that taking a short position means the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. To close a short sale, the fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement. Of course, if the security rises in price, the fund will lose money on a short position.

    In early 2001, the market presented us with a compelling opportunity to short the firms we think will be the most affected by the downturn in technology: the largest semiconductor capital equipment manufacturers. These are the companies that make the equipment that semiconductor firms use to manufacture processor and memory chips. Most investors are aware that demand for these chips has been falling dramatically in a slowing economy. But a lesser-known situation is that, at the same time that chip demand was dropping, semiconductor capital equipment firms made some of their largest deliveries in history. Just when they were needed least, semiconductor manufacturers took huge deliveries of new manufacturing equipment that was ordered months earlier when demand was rising.

    The result is that chip factories now have more production capacity than we think they will need for several years. The prevailing wisdom on Wall Street seems to be that orders for semiconductor capital equipment will pick up along with a reviving economy. We think, however, that current excess capacity will restrain equipment orders for some time after a recovery begins. For this reason, we think stocks of several semiconductor capital equipment firms are priced too optimistically and represent great short opportunities. We should stress, however, that we view short positions as a strategy to be used only in extreme circumstances and that short positions represent only a small percentage of the overall portfolio.

    /S/ Mark Regan                     /s/ David E. Sette-Ducati

    Mark Regan                         David E. Sette-Ducati
    Portfolio Manager                  Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   MARK REGAN IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE MID-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS. HE JOINED MFS IN 1989 AS A RESEARCH ANALYST. HE WAS NAMED VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1993, AND SENIOR VICE PRESIDENT IN 1999. MARK IS A GRADUATE OF CORNELL UNIVERSITY AND MIT'S SLOAN SCHOOL
   OF MANAGEMENT.

   DAVID E. SETTE-DUCATI IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE TECHNOLOGY, EMERGING GROWTH AND MID-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, OFFSHORE INVESTMENT PRODUCTS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS. DAVID JOINED MFS IN 1995 AS A RESEARCH ANALYST. HE BECAME INVESTMENT OFFICER IN 1997, VICE PRESIDENT IN 1999, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001. HE EARNED A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE AND A BACHELOR'S DEGREE FROM WILLIAMS COLLEGE. IN BETWEEN COLLEGE AND GRADUATE SCHOOL, HE WORKED AS A CORPORATE FINANCE ANALYST WITH LEHMAN BROTHERS,

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                     SEEKS LONG-TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:         DECEMBER 1, 1993

  CLASS INCEPTION:               CLASS A  DECEMBER 1, 1993
                                 CLASS B  DECEMBER 1, 1993
                                 CLASS C  AUGUST 1, 1994
                                 CLASS I  JANUARY 2, 1997

  SIZE:                          $2.1 BILLION NET ASSETS AS OF AUGUST 31, 2001
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, December 1, 1993, through August 31, 2001. Index information is from December 1, 1993.)

                                   MFS Mid Cap
                                   Growth Fund          Russell Midcap
                                    - Class A           Growth Index
                "12/93"              $ 9,425               $10,000
                "8/95"                12,513                13,090
                "8/97"                16,635                19,209
                "8/99"                23,749                25,308
                "8/01"                29,869                23,253

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2001

CLASS A
                                                             1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              -35.42%      +112.34%      +115.93%      +216.91%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          -35.42%      + 28.53%      + 16.64%      + 16.05%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          -39.13%      + 26.02%      + 15.27%      + 15.17%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                                             1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              -35.85%      +107.68%      +108.10%      +197.32%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          -35.85%      + 27.58%      + 15.79%      + 15.10%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          -37.97%      + 26.97%      + 15.56%      + 15.10%
-------------------------------------------------------------------------------------------------------------

CLASS C
                                                             1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              -35.87%      +107.49%      +108.16%      +197.60%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          -35.87%      + 27.55%      + 15.79%      + 15.11%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          -36.40%      + 27.55%      + 15.79%      + 15.11%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                                             1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              -35.23%      +113.70%      +118.30%      +220.40%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          -35.23%      + 28.81%      + 16.90%      + 16.22%
-------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                             1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------
Average mid-cap growth fund+                                -39.55%      + 15.32%      +  7.93%      + 10.38%
-------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index#                                -45.04%      + 11.00%      +  9.70%      + 11.50%
-------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 1, 1993, through
    August 31, 2001. Index information is from December  1, 1993.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I blended performance has been adjusted to take into account the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class- specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and current exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Investing in mid-sized companies is riskier than investing in more-established companies.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2001

FIVE LARGEST STOCK SECTORS

                TECHNOLOGY                         39.3%
                ENERGY                             25.6%
                LEISURE                            10.2%
                HEALTH CARE                         9.5%
                SPECIAL PRODUCTS & Services         8.0%

TOP 10 PORTFOLIO HOLDINGS

VERISIGN, INC.  9.1%                            CHECKFREE CORP.  4.0%
Provider of Internet domain name registration   Electronic billing and payment services
and trust services                              provider

CITRIX SYSTEMS, INC.  4.6%                      CIENA CORP.  3.9%
Supplier of server software and services        Optical networking equipment company

ECHOSTAR COMMUNICATIONS CORP. (CONVERTIBLE      ECHOSTAR COMMUNICATIONS CORP.  3.8%
BOND)  4.4%                                     Satellite television product and services
Satellite television product and services       provider
provider
                                                EOG RESOURCES, INC.  3.8%
DEVON ENERGY CORP.  4.4%                        Oil and natural gas exploration and
Oil and natural gas exploration and             production company
production company
                                                VERITAS SOFTWARE CORP.  3.7%
NOBLE DRILLING CORP.  4.3%                      Supplier of storage management software
Provider of drilling services to the oil
and gas industries

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2001

Stocks - 93.1%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 92.7%
  Advertising & Broadcasting - 0.1%
    TMP Worldwide, Inc.*                                               43,800           $    1,964,430
-------------------------------------------------------------------------------------------------------
  Agricultural Products - 0.7%
    AGCO Corp.                                                      1,331,000           $   15,639,250
-------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.1%
    Nike, Inc., "B"                                                    30,400           $    1,520,000
-------------------------------------------------------------------------------------------------------
  Automotive
    Harley-Davidson, Inc.                                              10,500           $      510,195
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.2%
    Capital One Financial Corp.                                        22,700           $    1,262,347
    Comerica, Inc.                                                     36,000                2,151,000
    SouthTrust Corp.                                                   45,900                1,118,124
    USA Education, Inc.                                                 5,300                  419,813
                                                                                        --------------
                                                                                        $    4,951,284
-------------------------------------------------------------------------------------------------------
  Biotechnology - 0.1%
    Guidant Corp.*                                                     65,200           $    2,355,024
-------------------------------------------------------------------------------------------------------
  Business Machines
    Network Appliance, Inc.*                                           26,700           $      346,032
-------------------------------------------------------------------------------------------------------
  Business Services - 3.2%
    Concord EFS, Inc.*                                                244,100           $   12,807,927
    DST Systems, Inc.*                                                 21,200                1,014,420
    Fiserv, Inc.*                                                      33,000                1,787,610
    S1 Corp.*                                                       1,801,344               20,841,550
    SunGard Data Systems, Inc.*                                        57,100                1,350,415
    VISX, Inc.*                                                     1,792,230               31,328,180
                                                                                        --------------
                                                                                        $   69,130,102
-------------------------------------------------------------------------------------------------------
  Computer Software - 12.2%
    Akamai Technologies, Inc.*                                      3,610,300           $   15,199,363
    Internap Network Services Corp.*                                4,723,810                4,723,810
    Internet Security Systems, Inc.*                                1,473,300               23,027,679
    Legato Systems, Inc.*                                              52,900                  449,121
    Netegrity, Inc.*                                                  469,900                8,317,230
    Palm, Inc.*                                                        29,100                  104,178
    Peregrine Systems, Inc.*                                           58,700                1,536,766
    RSA Security, Inc.*                                               911,400               17,535,336
    VeriSign, Inc.*                                                 4,651,224              190,932,745
                                                                                        --------------
                                                                                        $  261,826,228
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.6%
    IMPATH, Inc.*                                                     291,700           $   12,543,100
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 19.2%
    Adobe Systems, Inc.                                               784,100           $   26,353,601
    BEA Systems, Inc.*                                                174,400                2,820,048
    BMC Software, Inc.*                                               102,200                1,635,200
    Cadence Design Systems, Inc.*                                      74,400                1,635,312
    CheckFree Corp.*#                                               3,817,897               83,650,123
    Citrix Systems, Inc.*                                           2,905,830               95,747,098
    CSG Systems International, Inc.*                                1,646,470               75,572,973
    Global Payments, Inc.*                                             79,283                2,818,511
    I2 Technologies, Inc.*                                            825,500                5,497,830
    Peoplesoft, Inc.*                                                  64,700                2,230,856
    Rational Software Corp.*                                        2,528,900               36,315,004
    Siebel Systems, Inc.*                                              28,700                  619,920
    VERITAS Software Corp.*                                         2,704,500               77,673,240
                                                                                        --------------
                                                                                        $  412,569,716
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.7%
    Cable Design Technologies Corp.*                                1,101,760           $   15,149,200
    Danaher Corp.                                                      12,400                  689,068
                                                                                        --------------
                                                                                        $   15,838,268
-------------------------------------------------------------------------------------------------------
  Electronics - 0.3%
    Advanced Micro Devices, Inc.*                                     148,600           $    2,013,530
    Atmel Corp.*                                                       81,600                  782,544
    Fairchild Semiconductor International Co.*                         17,200                  371,004
    Lam Research Corp.*                                                13,800                  390,678
    Linear Technology Corp.                                             5,100                  209,508
    LSI Logic Corp.*                                                   63,800                1,291,950
    RF Micro Devices, Inc.*                                            23,600                  600,856
    Teradyne, Inc.*                                                    11,600                  380,248
                                                                                        --------------
                                                                                        $    6,040,318
-------------------------------------------------------------------------------------------------------
  Entertainment - 0.3%
    Cox Radio, Inc., "A"*                                              27,600           $      690,276
    Entercom Communications Corp.*                                     33,300                1,392,939
    Gemstar-TV Guide International, Inc.*                              29,100                  863,106
    Liberty Media Corp.*                                               57,600                  875,520
    Sinclair Broadcast Group, Inc., "A"*                               19,600                  194,040
    Univision Communications, Inc., "A"*                               44,000                1,312,520
    Westwood One, Inc.*                                                43,000                1,225,500
    Young Broadcasting, Inc., "A"*                                     11,900                  270,725
                                                                                        --------------
                                                                                        $    6,824,626
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.1%
    Franklin Resources, Inc.                                           10,700           $      439,021
    Instinet Group, Inc.*                                             182,650                2,157,097
                                                                                        --------------
                                                                                        $    2,596,118
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.4%
    Del Monte Foods Co.*                                              954,800           $    8,574,104
-------------------------------------------------------------------------------------------------------
  Insurance - 0.7%
    CIGNA Corp.                                                        32,200           $    2,898,000
    Willis Group Holdings Ltd.*                                       642,710               12,089,375
                                                                                        --------------
                                                                                        $   14,987,375
-------------------------------------------------------------------------------------------------------
  Internet - 1.6%
    CNET Networks, Inc.*                                            3,463,736           $   31,797,097
    Switchboard, Inc.*                                                481,610                1,945,704
                                                                                        --------------
                                                                                        $   33,742,801
-------------------------------------------------------------------------------------------------------
  Machinery - 0.1%
    SPX Corp.*                                                         12,000           $    1,395,000
-------------------------------------------------------------------------------------------------------
  Media - Cable - 0.1%
    Radio One, Inc.*                                                   95,100           $    1,457,883
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 1.9%
    Allergan, Inc.                                                     46,300           $    3,345,175
    Applera Corp. - Applied Biosystems Group                        1,278,700               31,980,287
    IVAX Corp.*                                                        43,325                1,458,320
    Sepracor, Inc.*                                                    23,200                  990,640
    Stryker Corp.                                                      11,500                  630,545
    Waters Corp.*                                                      21,200                  702,356
    Watson Pharmaceuticals, Inc.*                                      31,600                1,772,760
                                                                                        --------------
                                                                                        $   40,880,083
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 5.3%
    ArthroCare Corp.*                                                 328,100           $    9,810,190
    Caremark Rx, Inc.*                                                116,700                2,038,749
    Cytyc Corp.*#                                                   2,176,700               52,741,441
    Davita, Inc.*                                                     700,243               14,460,018
    First Health Group Corp.*                                          28,200                  789,600
    Genzyme Corp.*                                                     39,500                2,237,280
    Gilead Sciences, Inc.*                                              7,000                  424,970
    IMS Health, Inc.                                                  467,500               12,444,850
    Martek Biosciences Corp.*                                         349,357                6,847,397
    Renal Care Group, Inc.*                                            11,900                  389,844
    Tenet Healthcare Corp.*                                            12,900                  714,918
    Unilab Corp.*                                                      24,080                  629,692
    United Therapeutics Corp.*                                        781,500               10,550,250
                                                                                        --------------
                                                                                        $  114,079,199
-------------------------------------------------------------------------------------------------------
  Oil Services - 11.3%
    BJ Services Co.*                                                  778,800           $   17,468,484
    Cooper Cameron Corp.*                                             492,600               21,304,950
    Diamond Offshore Drilling, Inc.                                 1,001,600               27,944,640
    Global Industries, Inc.*                                        1,347,000               10,870,290
    Global Marine, Inc.*                                            1,921,800               27,673,920
    Houston Exploration Co.*                                          580,500               16,724,205
    Noble Drilling Corp.*                                           3,270,280               88,951,616
    Transocean Sedco Forex, Inc.                                    1,140,300               32,954,670
                                                                                        --------------
                                                                                        $  243,892,775
-------------------------------------------------------------------------------------------------------
  Oils - 13.6%
    Anadarko Petroleum Corp.                                           23,400           $    1,210,950
    Apache Corp.#                                                   1,555,900               73,018,387
    Devon Energy Corp.                                              1,993,700               92,248,499
    EOG Resources, Inc.                                             2,483,270               78,520,998
    Newfield Exploration Co.*                                       1,332,490               43,918,870
    Noble Affiliates, Inc.                                             78,600                2,652,750
                                                                                        --------------
                                                                                        $  291,570,454
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.1%
    Gannett Co., Inc.                                                  10,800           $      665,928
    McGraw-Hill Cos., Inc.                                             33,400                1,978,950
    Meredith Corp.                                                     28,100                  914,655
    Scholastic Corp.*                                                 447,800               17,432,854
    Scripps (E.W.) Howard, Inc., "A"                                   13,400                  877,030
    Tribune Co.                                                        34,700                1,367,874
                                                                                        --------------
                                                                                        $   23,237,291
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.3%
    Brinker International, Inc.*                                      100,400           $    2,670,640
    Darden Restaurants Inc.                                            26,600                  761,292
    Four Seasons Hotels, Inc.                                          12,800                  648,320
    Hilton Hotels Corp.                                                66,400                  843,944
    Outback Steakhouse, Inc.*                                          12,300                  359,775
    Starbucks Corp.*                                                   32,200                  543,214
    Starwood Hotels & Resorts Co.                                      28,900                  978,265
                                                                                        --------------
                                                                                        $    6,805,450
-------------------------------------------------------------------------------------------------------
  Retail - 0.1%
    Tiffany & Co.                                                      26,800           $      834,820
    Williams-Sonoma, Inc.*                                             21,200                  674,160
                                                                                        --------------
                                                                                        $    1,508,980
-------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 2.0%
    American Tower Corp., "A"*                                      2,702,206           $   39,100,921
    Pinnacle Holdings, Inc.*                                           20,830                   13,748
    SBA Communications Corp.*                                         226,490                3,016,846
                                                                                        --------------
                                                                                        $   42,131,515
-------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 15.4%
    Advanced Fibre Communications, Inc.*                            1,255,700           $   30,450,725
    Aware, Inc.*                                                       76,300                  420,413
    Brocade Communications Systems, Inc.*                              91,600                2,202,980
    CIENA Corp.*                                                    4,711,100               80,654,032
    Computer Network Technology Corp.*                                234,840                2,301,432
    Comverse Technology, Inc.*                                      2,630,950               66,142,083
    Digex, Inc.*                                                      644,000                3,838,240
    EchoStar Communications Corp.*                                  2,823,131               79,499,369
    Enterasys Networks Inc.*                                          202,500                2,055,375
    ePresence, Inc.*                                                  288,000                  973,440
    Extreme Networks, Inc.*                                            50,300                  803,291
    Juniper Networks, Inc.*                                           955,400               13,375,600
    McDATA Corp.*                                                     145,300                2,074,884
    ONI Systems Corp.*                                              2,900,101               40,311,404
    QLogic Corp.*                                                      59,300                1,779,593
    Riverstone Networks Inc.*                                          14,486                  137,327
    Tekelec Co.*                                                      289,900                4,528,238
    WorldCom, Inc. - MCI Group                                          5,365                   69,155
                                                                                        --------------
                                                                                        $  331,617,581
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.9%
    AES Corp.*                                                        297,600           $    9,856,512
    Aquila Inc.*                                                       30,700                  799,735
    Calpine Corp.*                                                    214,700                7,089,394
    Reliant Resources, Inc.*                                           67,650                1,331,352
                                                                                        --------------
                                                                                        $   19,076,993
-------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.1%
    Charter Communications, Inc.*                                      33,000           $      666,600
    Sirius Satellite Radio, Inc.*                                      56,900                  378,385
    Time Warner Telecom, Inc.*                                         35,900                  740,258
    WorldCom, Inc.*                                                    15,239                  195,974
                                                                                        --------------
                                                                                        $    1,981,217
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $1,991,593,392
-------------------------------------------------------------------------------------------------------

Foreign Stocks - 0.4%
  Brazil - 0.4%
    Aracruz Celulose S.A. (Forest & Paper Products)                   482,000           $    8,266,300
-------------------------------------------------------------------------------------------------------
  Canada
    Southern Africa Minerals Corp. (Diversified
      Minerals)*                                                      794,600           $       66,747
-------------------------------------------------------------------------------------------------------
  Ireland
    Elan Corp. PLC, ADR (Medical & Health Products)*                   19,000           $      987,050
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                    $    9,320,097
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,634,465,049)                                          $2,000,913,489
-------------------------------------------------------------------------------------------------------

Warrants
-------------------------------------------------------------------------------------------------------
U.S. Stocks
    Martek Biosciences Corp.*## (Identified Cost, $0)                  23,258           $      455,857
-------------------------------------------------------------------------------------------------------

Convertible Bond - 4.3%
-------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 4.3%
  Telecom - Wireline - 4.3%
    Echostar Communications Corp., 5.75s, 2008##
      (Identified Cost, $100,000,000)                            $    100,000           $   92,375,000
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.5%
-------------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn., due 9/11/01                 $     27,600           $   27,573,389
    Ford Motor Credit Corp., due 9/06/01 - 9/07/01                     20,000               19,988,992
    General Motors Acceptance Corp., due 9/21/01                        5,000                4,990,083
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                         $   52,552,464
-------------------------------------------------------------------------------------------------------

Repurchase Agreement
-------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 8/31/01, due 9/04/01, total to
      be received $85,035 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at cost                           $         85           $       85,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,787,102,513)                                     $2,146,381,810
-------------------------------------------------------------------------------------------------------

Securities Sold Short - (8.5)%
-------------------------------------------------------------------------------------------------------
                                                                       SHARES
-------------------------------------------------------------------------------------------------------
U.S. Stocks - (8.5)%
  Electronics - (7.8)%
    Applied Materials, Inc.*                                       (3,046,975)          $ (131,294,153)
    KLA-Tencor Corp.*                                                (732,500)             (35,995,050)
                                                                                        --------------
                                                                                        $ (167,289,203)
-------------------------------------------------------------------------------------------------------
  Special Products & Services - (0.7)%
    Semiconductor HOLDRs Trust                                       (335,500)          $  (14,701,610)
-------------------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received,
$203,255,343)                                                                           $ (181,990,813)
-------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 8.6%                                                      185,530,954
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $2,149,921,951
-------------------------------------------------------------------------------------------------------
 *Non-income producing security.
 #Security or portion of the security was pledged to cover collateral requirements. At
  August 31, 2001, the value of securities pledged for the fund amounted to $209,409,951.
##SEC Rule 144A restriction.


See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,787,102,513)        $2,146,381,810
  Investment of cash collateral for securities loaned, at
    identified cost and value                                       340,423,289
  Cash                                                                      941
  Deposit with brokers for securities sold short                    215,165,339
  Receivable for investments sold                                    13,118,020
  Receivable for fund shares sold                                    15,942,076
  Interest and dividends receivable                                   2,286,705
  Other assets                                                            1,585
                                                                 --------------
      Total assets                                               $2,733,319,765
                                                                 --------------
Liabilities:
  Payable for dividends on securities sold short                 $   11,715,870
  Securities sold short, at value (proceeds received,
    $203,255,343)                                                   181,990,813
  Payable for investments purchased                                  42,636,246
  Payable for fund shares reacquired                                  6,199,492
  Collateral for securities loaned, at value                        340,423,289
  Payable to affiliates -
    Management fee                                                       44,070
    Shareholder servicing agent fee                                       5,876
    Distribution and service fee                                         36,806
  Accrued expenses and other liabilities                                345,352
                                                                 --------------
      Total liabilities                                          $  583,397,814
                                                                 --------------
Net assets                                                       $2,149,921,951
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $2,899,373,736
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                (619,456,172)
  Accumulated net realized loss on investments and
    foreign currency transactions                                  (129,957,384)
  Accumulated net investment loss                                       (38,229)
                                                                 --------------
      Total                                                      $2,149,921,951
                                                                 ==============
Shares of beneficial interest outstanding                          208,198,661
                                                                   ===========

Class A shares:
  Net asset value per share
    (net  assets of $1,036,375,564/98,665,885 shares of
    beneficial interest outstanding)                                 $10.50
                                                                     ======
  Offering  price  per  share  (100/94.25 of net asset
    value per share)                                                 $11.14
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net  assets  of  $781,651,907/76,500,805 shares of
    beneficial interest outstanding)                                 $10.22
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net  assets  of  $301,404,773/30,142,311 shares of
    beneficial interest outstanding)                                 $10.00
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net  assets  of  $30,489,707/2,889,660 shares of
    beneficial interest outstanding)                                 $10.55
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                      $  11,346,093
    Dividends                                                         2,109,525
    Income on securities loaned                                       1,008,735
    Foreign taxes withheld                                                  (50)
                                                                  -------------
      Total investment income                                     $  14,464,303
                                                                  -------------
  Expenses -
    Management fee                                                $  14,256,825
    Trustees' compensation                                               34,864
    Shareholder servicing agent fee                                   1,899,233
    Distribution and service fee (Class A)                            2,090,200
    Distribution and service fee (Class B)                            7,624,957
    Distribution and service fee (Class C)                            2,709,093
    Administrative fee                                                  276,598
    Custodian fee                                                       458,989
    Printing                                                            167,121
    Postage                                                             359,587
    Auditing fees                                                        31,160
    Legal fees                                                           13,460
    Miscellaneous                                                     1,790,498
                                                                  -------------
      Total expenses                                              $  31,712,585
    Fees paid indirectly                                                (85,268)
                                                                  -------------
      Net expenses                                                $  31,627,317
                                                                  -------------
        Net investment loss                                       $ (17,163,014)
                                                                  -------------
Realized and unrealized gain (loss) on investments:
      Realized gain (loss) (identified cost basis) -
        Investment transactions                                   $ (43,399,611)
        Securities sold short                                         9,640,570
        Foreign currency transactions                                        45
                                                                  -------------
      Net realized loss on investments and foreign currency
        transactions                                              $ (33,758,996)
                                                                  -------------
      Change in unrealized appreciation (depreciation) -
        Investments                                               $(816,313,529)
        Securities sold short                                        21,264,530
                                                                  -------------
      Net unrealized loss on investments and foreign currency
        transactions                                              $(795,048,999)
                                                                  -------------
        Net realized and unrealized loss on investments and
          foreign currency                                        $(828,807,995)
                                                                  -------------
          Decrease in net assets from operations                  $(845,971,009)
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                               2001                    2000
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                     $  (17,163,014)         $   (6,819,387)
  Net realized gain (loss) on investments and foreign
    currency transactions                                    (33,758,996)            195,234,478
  Net unrealized gain (loss) on investments and foreign
    currency translation                                    (795,048,999)            162,519,924
                                                          --------------          --------------
    Increase (decrease) in net assets from operations     $ (845,971,009)         $  350,935,015
                                                          --------------          --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                       $  (71,372,162)         $  (15,628,718)
  From net realized gain on investments and foreign
    currency transactions (Class B)                          (77,436,412)            (21,101,259)
  From net realized gain on investments and foreign
    currency transactions (Class C)                          (25,022,361)             (4,328,223)
  From net realized gain on investments and foreign
    currency transactions (Class I)                           (2,868,056)               (291,579)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                  (31,928,757)                --
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                  (34,641,636)                --
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                  (11,193,900)                --
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                   (1,283,042)                --
                                                          --------------          --------------
    Total distributions declared to shareholders          $ (255,746,326)         $  (41,349,779)
                                                          --------------          --------------

Net increase in net assets from fund share transactions   $1,917,759,823          $  809,763,664
                                                          --------------          --------------
      Total increase in net assets                        $  816,042,488          $1,119,348,900
Net assets:
  At beginning of period                                   1,333,879,463             214,530,563
                                                          --------------          --------------

At end of period (including accumulated net investment
  loss of $38,229 and $26,267, respectively)              $2,149,921,951          $1,333,879,463
                                                          ==============          ==============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                 2001            2000          1999        1998        1997
----------------------------------------------------------------------------------------------------------------
                                                   CLASS A
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $ 19.67          $11.34        $ 7.71      $ 9.42      $ 9.06
                                                   -------          ------        ------      ------      ------
Income from investment operations# -
  Net investment loss                              $ (0.07)         $(0.10)       $(0.07)     $(0.11)     $(0.09)
  Net realized and unrealized gain (loss)
    on investments and foreign currency              (6.35)          10.11          5.04       (1.31)       1.77
                                                   -------          ------        ------      ------      ------
      Total from investment operations             $ (6.42)         $10.01        $ 4.97      $(1.42)     $ 1.68
                                                   -------          ------        ------      ------      ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions              $ (1.90)         $(1.68)       $(1.34)     $(0.29)     $(1.32)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                     (0.85)           --            --          --          --
                                                   -------          ------        ------      ------      ------
      Total distributions declared to
        shareholders                               $ (2.75)         $(1.68)       $(1.34)     $(0.29)     $(1.32)
                                                   -------          ------        ------      ------      ------
Net asset value - end of period                    $ 10.50          $19.67        $11.34      $ 7.71      $ 9.42
                                                   =======          ======        ======      ======      ======
Total return(+)                                     (35.42)%         94.75%        68.83%     (15.44)%     20.26%
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                                        1.26%           1.24%         1.32%       1.43%       1.41%
    Net investment loss                              (0.50)%         (0.61)%       (0.69)%     (1.07)%     (1.09)%
Portfolio turnover                                     109%            132%          158%        168%        170%
Net assets at end of period (000 Omitted)       $1,036,376        $526,748       $83,238     $36,413     $41,737

  # Per share data are based on average shares outstanding.
 ## Ratios  do  not  reflect  reductions  from  directed  brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                2001          2000         1999        1998        1997
------------------------------------------------------------------------------------------------------------
                                                  CLASS B
------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 19.24        $11.16       $ 7.60      $ 9.27      $ 8.93
                                                  -------        ------       ------      ------      ------

Income from investment operations# -
  Net investment loss                             $ (0.17)       $(0.22)      $(0.14)     $(0.18)     $(0.16)
  Net realized and unrealized gain (loss)
    on investments and foreign currency             (6.19)         9.92         4.97       (1.28)       1.75
                                                  -------        ------       ------      ------      ------
      Total from investment operations            $ (6.36)       $ 9.70       $ 4.83      $(1.46)     $ 1.59
                                                  -------        ------       ------      ------      ------

Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                 $ (1.84)       $(1.62)      $(1.27)     $(0.21)     $(1.25)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    (0.82)         --           --          --          --
                                                  -------        ------       ------      ------      ------

      Total distributions declared to
        shareholders                              $ (2.66)       $(1.62)      $(1.27)     $(0.21)     $(1.25)
                                                  -------        ------       ------      ------      ------
Net asset value - end of period                   $ 10.22        $19.24       $11.16      $ 7.60      $ 9.27
                                                  =======        ======       ======      ======      ======
Total return                                       (35.85)%       93.37%       67.41%     (16.05)%     19.36%
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                                       2.01%         1.99%        2.07%       2.18%       2.20%
    Net investment loss                             (1.25)%       (1.36)%      (1.44)%     (1.82)%     (1.87)%
Portfolio turnover                                    109%          132%         158%        168%        170%
Net assets at end of period (000 Omitted)        $781,652      $605,584     $111,355     $56,098     $73,940

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                 2001         2000        1999       1998       1997
---------------------------------------------------------------------------------------------------------
                                                   CLASS C
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $ 18.92       $11.01      $ 7.53     $ 9.19     $ 8.85
                                                   -------       ------      ------     ------     ------
Income from investment operations# -
  Net investment loss                              $ (0.16)      $(0.22)     $(0.14)    $(0.18)    $(0.16)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 (6.08)        9.77        4.91      (1.26)      1.74
                                                   -------       ------      ------     ------     ------
      Total from investment operations             $ (6.24)      $ 9.55      $ 4.77     $(1.44)    $ 1.58
                                                   -------       ------      ------     ------     ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                  $ (1.85)      $(1.64)     $(1.29)    $(0.22)    $(1.24)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                     (0.83)        --          --         --         --
                                                   -------       ------      ------     ------     ------
      Total distributions declared to
        shareholders                               $ (2.68)      $(1.64)     $(1.29)    $(0.22)    $(1.24)
                                                   -------       ------      ------     ------     ------
Net asset value - end of period                    $ 10.00       $18.92      $11.01     $ 7.53     $ 9.19
                                                   =======       ======      ======     ======     ======
Total return                                        (35.87)%      93.37%      67.33%    (16.00)%    19.44%
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                                        2.01%        1.99%       2.07%      2.18%      2.16%
    Net investment loss                              (1.25)%      (1.36)%     (1.44)%    (1.82)%    (1.79)%
Portfolio turnover                                     109%         132%        158%       168%       170%
Net assets at end of period (000 Omitted)         $301,405     $178,008     $18,097     $5,607     $5,796

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,                           PERIOD ENDED
                                              ----------------------------------------------------------          AUGUST 31,
                                                    2001            2000            1999            1998               1997*
----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $ 19.73          $11.37          $ 7.73          $ 9.44              $ 8.50
                                                 -------          ------          ------          ------              ------
Income from investment operations# -
  Net investment loss                            $ (0.03)         $(0.07)         $(0.04)         $(0.08)             $(0.05)
  Net realized and unrealized gain (loss) on
    investments and foreign currency               (6.37)          10.12            5.04           (1.32)               0.99
                                                 -------          ------          ------          ------              ------
      Total from investment operations           $ (6.40)         $10.05          $ 5.00          $(1.40)             $ 0.94
                                                 -------          ------          ------          ------              ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions
                                                 $ (1.92)         $(1.69)         $(1.36)         $(0.31)             $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   (0.86)           --              --              --                  --
                                                 -------          ------          ------          ------              ------
      Total distributions declared to
        shareholders                             $ (2.78)         $(1.69)         $(1.36)         $(0.31)             $ --
                                                 -------          ------          ------          ------              ------
Net asset value - end of period                  $ 10.55          $19.73          $11.37          $ 7.73              $ 9.44
                                                 =======          ======          ======          ======              ======
Total return                                      (35.23)%         95.21%          69.03%         (15.23)%             11.06%++
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                                      1.01%           0.99%           1.07%           1.18%               1.03%+
    Net investment loss                            (0.26)%         (0.36)%         (0.44)%         (0.82)%             (0.74)%+
Portfolio turnover                                   109%            132%            158%            168%                170%
Net assets at end of period (000 Omitted)        $30,490         $23,539          $1,841            $925              $1,384

 * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Mid Cap Growth Fund (the fund) is a non-diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2001, the value of securities loaned was $324,627,485. These loans were collateralized cash of $340,423,289 which was invested in the following short-term obligations:

                                                      SHARES          IDENTIFIED
                                                   PRINCIPAL                COST
                                                      AMOUNT           AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     340,423,289        $340,423,289
                                                                    ------------

Short Sales - The fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $84,176 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $1,092 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 2001, accumulated net investment loss decreased by $17,151,052 and accumulated net realized loss on investments and foreign currency transactions increased by $17,151,052 due to differences between book and tax accounting for currency transactions and the offset of net investment loss against short-term capital gains. These changes had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $12,578 for the year ended August 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,556,199 for the year ended August 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $85,163 for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $45,256 and $4,403 for Class B and Class C shares, respectively, for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2001, were $26,907 $935,037, and $89,531 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,686,373,073 and $1,913,323,050, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                             $2,939,420,697
                                                           --------------
Gross unrealized depreciation                              $ (943,222,787)
Gross unrealized appreciation                                 150,183,900
                                                           --------------
    Net unrealized depreciation                            $ (793,038,887)
                                                           ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                 YEAR ENDED AUGUST 31, 2001     YEAR ENDED AUGUST 31, 2000
                               ----------------------------   ----------------------------
                                    SHARES           AMOUNT        SHARES           AMOUNT
------------------------------------------------------------------------------------------
Shares sold                     96,325,343   $1,295,318,447    31,214,745   $  513,878,484
Shares issued to shareholders
  in reinvestment of
  distributions                  7,250,931       95,059,855     1,070,480       14,495,085
Shares reacquired              (31,691,616)    (407,957,289)  (12,841,178)    (204,115,058)
                               -----------   --------------   -----------   --------------
    Net increase                71,884,658   $  982,421,013    19,444,047   $  324,258,511
                               ===========   ==============   ===========   ==============

Class B shares
                                 YEAR ENDED AUGUST 31, 2001     YEAR ENDED AUGUST 31, 2000
                               ----------------------------   ----------------------------
                                    SHARES           AMOUNT        SHARES           AMOUNT
------------------------------------------------------------------------------------------
Shares sold                     52,499,951   $  722,362,514    28,081,396   $  445,749,329
Shares issued to shareholders
  in reinvestment of
  distributions                  7,785,603       99,809,221     1,434,046       19,101,586
Shares reacquired              (15,255,567)    (192,900,820)   (8,019,511)    (121,714,265)
                               -----------   --------------    ----------   --------------
    Net increase                45,029,987   $  629,270,915    21,495,931   $  343,136,650
                               ===========   ==============   ===========   ==============

Class C shares
                                 YEAR ENDED AUGUST 31, 2001     YEAR ENDED AUGUST 31, 2000
                               ----------------------------   ----------------------------
                                    SHARES           AMOUNT        SHARES           AMOUNT
------------------------------------------------------------------------------------------
Shares sold                     26,140,908   $  347,812,350    10,385,015   $  165,371,072
Shares issued to shareholders
  in reinvestment of
  distributions                  2,419,276       30,365,696       295,769        3,871,617
Shares reacquired               (7,826,273)     (95,856,001)   (2,916,174)     (44,483,669)
                               -----------   --------------    ----------   --------------
    Net increase                20,733,911   $  282,322,045     7,764,610   $  124,759,020
                               ===========   ==============   ===========   ==============

Class I shares
                                 YEAR ENDED AUGUST 31, 2001     YEAR ENDED AUGUST 31, 2000
                               ----------------------------   ----------------------------
                                    SHARES           AMOUNT        SHARES           AMOUNT
------------------------------------------------------------------------------------------
Shares sold                     2,068,211    $  28,721,895      1,883,814   $  32,321,193
Shares issued to shareholders
  in reinvestment of
  distributions                   305,144        4,012,648         21,502         291,569
Shares reacquired                (676,707)      (8,988,693)      (874,304)    (15,003,279)
                               -----------   --------------    ----------   --------------
    Net increase                1,696,648    $  23,745,850      1,031,012   $  17,609,483
                               ===========   ==============   ===========   ==============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2001, was $20,905. The fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IV and Shareholders of MFS Mid Cap Growth
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Growth Fund (one of the series comprising MFS Series Trust IV) (the "Trust"), including the portfolio of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Fund as of August 31, 2001, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 11, 2001

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   THE FUND HAS DESIGNATED $18,286,324 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 2001.

   FOR THE YEAR ENDED AUGUST 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 0.29%.

--------------------------------------------------------------------------------

MFS(R) MID CAP GROWTH FUND

TRUSTEES                                                 ASSISTANT TREASURERS
John W. Ballen* - President, MFS Investment              Mark E. Bradley*
Management                                               Robert R. Flaherty*
                                                         Laura F. Healy*
William R. Gutow+ - Private Investor and Real            Ellen Moynihan*
Estate Consultant; Vice Chairman, Entertainment
Management Company (video franchise)                     SECRETARY
                                                         Stephen E. Cavan*
J. Atwood Ives+ - Private Investor
                                                         ASSISTANT SECRETARY
Lawrence T. Perera+ - Partner, Hemenway &                James R. Bordewick, Jr.*
Barnes (attorneys)
                                                         CUSTODIAN
William J. Poorvu+ - Adjunct Professor, Harvard          State Street Bank and Trust Company
University Graduate School of Business
Administration                                           AUDITORS
                                                         Deloitte & Touche LLP
Charles W. Schmidt+ - Private Investor
                                                         INVESTOR INFORMATION
Arnold D. Scott* - Senior Executive Vice                 For information on MFS mutual funds, call your
President and Director MFS Investment                    investment professional or, for an information
Management                                               kit, call toll free: 1-800-637-2929 any
                                                         business day from 9 a.m. to 5 p.m. Eastern time
Jeffrey L. Shames* - Chairman and Chief                  (or leave a message anytime).
Executive Officer, MFS Investment Management
                                                         INVESTOR SERVICE
Elaine R. Smith+ - Independent Consultant                MFS Service Center, Inc.
                                                         P.O. Box 2281
David B. Stone+ - Chairman Emeritus and                  Boston, MA 02107-9906
Director, North American Management Corp.
(investment adviser)                                     For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to
INVESTMENT ADVISER                                       8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                      For service to speech- or hearing-impaired
Boston, MA 02116-3741                                    individuals, call toll free: 1-800-637-6576 any
                                                         business day from 9 a.m. to 5 p.m. Eastern
DISTRIBUTOR                                              time. (To use this service, your phone must be
MFS Fund Distributors, Inc.                              equipped with a Telecommunications Device for
500 Boylston Street                                      the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges,
CHAIRMAN AND PRESIDENT                                   or stock and bond outlooks, call toll free:
Jeffrey L. Shames*                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
PORTFOLIO MANAGERS
Mark Regan*                                              WORLD WIDE WEB
David E. Sette-Ducati*                                   www.mfs.com

TREASURER
James O. Yost*


* MFS Investment Management
+ Independent Trustee

MFS(R) MID CAP GROWTH FUND                                      -------------
                                                                  PRSRT STD
[logo] M F S(R)                                                 U. S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
                                                                     MFS
500 Boylston Street                                             -------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management (R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                MMC-2 10/01 239M 83/283/383/883